                                  EXHIBIT 10.1

                             CONNETICS CORPORATION
                         COMMON STOCK PURCHASE AGREEMENT

                                  JUNE 20, 2000


        This Common Stock Purchase Agreement (THE "AGREEMENT") is entered into as of this 20th day of June, 2000, among Connetics Corporation, a Delaware corporation ("CONNETICS") and each of the persons listed on EXHIBIT A to this Agreement (each a "PURCHASER" and together the "PURCHASERS").


                                    SECTION 1
                              SALE OF COMMON STOCK

        1.1 Sale of Common Stock. Subject to the terms and conditions of this Agreement, on the Closing Date, as defined below, Connetics will issue and sell to the Purchasers, and the Purchasers will purchase from Connetics, an aggregate of ______________ shares of Common Stock, par value $0.001 per share, of Connetics (the "Common Stock"), at a price per share of Ten Dollars ($10.00), for an aggregate purchase price of $_______________________. The number of shares of Common Stock to be purchased and the purchase price to be paid by each Purchaser are outlined on EXHIBIT A, which is incorporated in this Agreement by this reference.

        1.2 Closing Date. The closing (the "CLOSING") of the purchase and sale of the Common Stock shall be held at the offices of Connetics, 3400 West Bayshore Road, Palo Alto, California at 10:00 a.m. on June _____, 2000 or at such other time and place upon which Connetics and the Purchasers shall mutually agree (the date of the Closing is referred to as the "CLOSING DATE").

        1.3 Delivery. No later than three business days after the Closing, Connetics will deliver to each Purchaser a certificate or certificates representing the shares of Common Stock purchased by such Purchaser, against payment of the purchase price for the shares, by wire transfer or certified or cashier's check drawn on a United States ("U.S.") bank.

        1.4 Legend. The certificate or certificates for the Common Stock shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "SECURITIES ACT") and referring to restrictions on transfer in this Agreement, such legend to be substantially as follows:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (B) AN OPINION OF COUNSEL FOR CONNETICS THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE

SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (C) FULL COMPLIANCE WITH THE PROVISIONS OF RULE 144 UNDER THE ACT."

        1.5 Removal of Legends. Any legend endorsed on a certificate pursuant to
SECTION 1.4 of this Agreement shall be removed (a) if the shares of the Common Stock represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (b) if such shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (c) if the holder of such shares shall have provided Connetics with an opinion of counsel, in form and substance acceptable to Connetics, stating that a public sale, transfer or assignment of such shares may be made without registration.


                                    SECTION 2
                   REPRESENTATIONS AND WARRANTIES OF CONNETICS

        Connetics hereby represents and warrants to the Purchasers that:

        2.1 Organization. Connetics is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. Connetics has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Connetics is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a materially adverse effect on Connetics.

        2.2 Authorization. Connetics has all corporate right, power and authority to enter into this Agreement and the Registration Rights Agreement substantially in the form attached hereto as EXHIBIT B (the "REGISTRATION RIGHTS AGREEMENT") and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement. All corporate action on the part of Connetics, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement by Connetics, and the authorization, sale, issuance and delivery of the Common Stock and the performance of Connetics' obligations hereunder and under the Registration Rights Agreement has been taken. This Agreement and the Registration Rights Agreement have been duly executed and delivered by Connetics and constitute legal, valid and binding obligations of Connetics enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 1.6 of the Registration Rights Agreement. Upon issuance and delivery pursuant to this Agreement, all of the Common Stock will be duly and validly issued, fully paid and nonassessable and free and clear of any liens and encumbrances. There are no statutory, contractual or other preemptive rights or rights of first refusal with respect to the issuance and sale of the Common Stock.

        2.3 Validity of Securities. The Common Stock, when issued, sold and delivered by Connetics in accordance with the terms of this Agreement, will be duly and validly issued, fully-paid and nonassessable. The issuance, sale and delivery of the Common Stock are not subject to preemptive or any similar rights of the Stockholders of Connetics or any liens or encumbrances arising through Connetics. Based in part upon the representations of the Purchasers in this Agreement, the offer, sale and issuance of the Common Stock constitute transactions exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

        2.4 Capitalization. The authorized capital stock of Connetics consists of 50,000,000 shares of Common Stock, $0.001 par value, of which at May 31, 2000, 27,283,565 shares were issued and outstanding, and 5,000,000 shares of Preferred Stock, $0.001 par value, of which at May 31, 2000, zero shares were issued and outstanding. Connetics' Board of Directors has authorized the creation of 90,000 shares of Series B Preferred Stock for potential issuance under Connetics' stockholder rights plan. Since May 31, 2000 no shares of Connetics' Common or Preferred Stock have been issued, except pursuant to the exercise of options or warrants outstanding as of May 31, 2000. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. In addition to the foregoing,

        Connetics has reserved and outstanding 1,345,193 warrants convertible to common stock as follows:

                    Convertible into
                    Number of Shares                Exercise Price
                     of Common Stock                  (per share)            Expiration
         ---------------------------------------- ----------------------- ------------------
                 18,395                                  $4.89                February 2001
                 22,727                                 $11.00                December 2000
                 73,071                                  $5.78                December 2002
                 20,000                                  $7.43                December 2001
                 235,000                                 $8.25                 January 2002
                 905,000                                 $9.08                     May 2001
                 6,000                                   $6.00                 January 2003
                 15,000                                  $6.06                    July 2004
                 25,000                                  $4.84                December 2003
                 25,000                                  $6.88                December 2004
         subtotal       1,345,193

and an aggregate of 4,711,184 shares reserved for issuance under Connetics' Stock Plans, as follows:

        - 3,100,000 shares reserved for issuance pursuant to Connetics' 1994 Stock Plan, of which, at May 31, 2000, options to purchase 1,894,430 shares were outstanding (the Plan terminated on Dec. 31, 1999)

        - 800,000 shares reserved for issuance pursuant to Connetics' 1995 Employee Stock Purchase Plan;

        - 400,000 shares reserved for issuance under Connetics' 1995 Directors' Stock Option Plan;

        - 274,250 reserved for issuance under Connetics' 1998 Supplemental Stock Option Plan, of which options to purchase 274,250 shares were outstanding (the Plan terminated on Dec. 31, 1999);

        -       808,512 shares reserved for issuance under Connetics' 2000 Stock
                Plan;

        - 500,000 shares reserved for issuance under Connetics' Non-Officer Employee Stock Plan;

        - 33,992 shares reserved for issuance pursuant to non-Plan stock options granted by Connetics.

In addition, Kepler Capital LLC has committed to purchase under certain conditions up to $6 million of Common Stock at a minimum approximate price of $10.00 per share over a three-year period that expires December 1, 2000. Except as described in this SECTION 2.4, there are no other options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of Connetics' capital stock or other securities. All of the issued and outstanding securities of Connetics have been issued in compliance with all applicable federal and state securities laws.

        2.5 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement do not, and the consummation of the transactions contemplated by this Agreement and by the Registration Rights Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or Bylaws of Connetics or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Connetics, its properties or assets, which conflict, violation, default or right would have a material adverse effect on the business, properties, prospects or financial condition of Connetics.

        2.6 Accuracy of Reports; Financial Statements. All reports required to be filed with the Securities and Exchange Commission (the "SEC") by Connetics from February 1, 1996 (the date of Connetics' initial public offering) through the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), copies of which have been made available to each Purchaser (the "SEC DOCUMENTS"), have been duly and timely filed, were in substantial compliance with the requirements of their respective forms when filed, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein in light of the circumstances in which made not misleading. Connetics' financial statements included in the SEC Documents (the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of Connetics and any subsidiaries at the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

        2.7 Changes. Since May 12, 2000 (the date on which Connetics' Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000 was filed with the SEC), there has not been (a) any incurrence by Connetics of any material liability, absolute or contingent, or (b) any event or condition of any character that has materially and adversely affected or might materially and adversely affect the business, properties, prospects or financial condition of Connetics (as such business is presently conducted and as it is proposed to be conducted). There is no material liability or contingency of Connetics that is not disclosed in the SEC Documents.

        2.8 Governmental Consents, Etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Connetics is required in connection with the valid execution and delivery of this Agreement or the Registration Rights Agreement, or the consummation of any other transaction contemplated hereby and thereby, except such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. ("NASD") and with governmental authorities for purposes of effecting compliance with the securities and Blue Sky laws in the states in which Common Stock is offered and/or sold, which compliance will be timely effected in accordance with such laws. Connetics has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of Connetics; provided further, Connetics believes it can obtain, without undue burden or expense, any similar authority for the conduct of business which it plans to conduct.

        2.9 Litigation. There is no pending or, to the best of Connetics' knowledge, threatened lawsuit, administrative proceeding, arbitration, labor dispute or governmental investigation ("LITIGATION") to which Connetics is a party or by which any material portion of its assets, taken as a whole, may be bound, nor is Connetics aware of any basis therefor, which Litigation, if adversely determined, would have a material adverse effect on the business, properties, prospects or financial condition of Connetics.

        2.10 Intellectual Property. To its knowledge, and except as disclosed in the SEC Documents, Connetics owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without infringement of any rights of a third party. Connetics has not received any communications alleging that Connetics has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity, which violation would have a material adverse effect on the business, properties, prospects or financial condition of Connetics. Except as disclosed in the SEC Documents, Connetics has not granted (nor has Connetics licensed from a third party) any material rights to or licenses to its patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes.

        2.11 Registration Rights. Except as provided in the Registration Rights Agreement and as disclosed in the SEC Documents, Connetics has not granted or agreed to grant any rights to register its securities under the Securities Act, including piggy-back rights, to any person or entity.

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        2.12 No Material Default. Connetics is not in violation of or default under any provision of (a) its Certificate of Incorporation or Bylaws or (b) any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise or license to which it is a party or by which it is bound or (c) any federal or state judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Connetics, except with respect to clauses (b) and (c) above, such violations or defaults as would not have a material adverse effect on the business, properties, prospects or financial condition of Connetics.

        2.13 Disclosure. No representation or warranty of Connetics contained in this Agreement or the exhibits attached to this Agreement (when read together and taken as a whole), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement or its exhibits in light of the circumstances under which they were made not misleading.

        2.14 Solvency; No Default. As of this date Connetics has sufficient funds and cash flow to pay its debts and other liabilities as they become due, and Connetics is not in default with respect to any material debt or liability.

        2.15 Rights of Common Stock. The Common Stock shall have the rights, preferences, privileges and restrictions provided in Connetics' Amended and Restated Certificate of Incorporation.


                                    SECTION 3
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        Each Purchaser hereby represents and warrants to Connetics as follows:

        3.1 Investment. Purchaser is acquiring the Common Stock for investment for its own account, not as a nominee or agent and not with a view to or for resale in connection with any distribution of the Common Stock. Purchaser understands that the Common Stock purchased by such Purchaser from Connetics pursuant to this Agreement has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of such Purchaser's investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement.

        3.2 Accredited Investor. Each Purchaser is an "accredited investor" as defined by Rule 501(a) under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The SEC documents have been made available to each Purchaser, and each Purchaser has received all the information it has requested regarding Connetics. Each Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Common Stock.

        3.3 Authority. This Agreement and the Registration Rights Agreement have been duly executed and delivered by each Purchaser and constitute legal, valid and binding obligations of the Purchasers, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 1.6 of the Registration Rights Agreement. The execution and delivery of this Agreement and the Registration Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchasers.

        3.4 Government Consents, Etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Purchasers is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Common Stock, or the consummation of any other transaction contemplated hereby.

        3.5 Investigation. Each Purchaser has had a reasonable opportunity to discuss Connetics' business, management and financial affairs with Connetics' management.


                                    SECTION 4
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

        The obligations of each Purchaser to Connetics under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

        4.1 Representations and Warranties Correct. The representations and warranties made by Connetics in SECTION 2 shall be true and correct in all material respects on the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

        4.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by Connetics on or prior to the Closing Date shall have been performed or complied with in all material respects.

        4.3 No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

        4.4 No Law Prohibiting or Restricting Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock (except as otherwise referenced in this Agreement).

        4.5 Compliance Certificate. Connetics shall have delivered to the Purchasers a certificate substantially in the form attached as EXHIBIT C to this Agreement, executed by a duly authorized officer, dated the Closing Date, and certifying to the fulfillment of the conditions specified in SECTIONS 4.1 and 4.2.

        4.6 Registration Rights Agreement. On or before the Closing, Connetics and the Purchasers shall have executed and delivered a counterpart of the Registration Rights Agreement attached as EXHIBIT B.


                                    SECTION 5
                     CONDITIONS TO OBLIGATIONS OF CONNETICS

        The obligations of Connetics under this Agreement are subject to the fulfillment on or prior to the Closing of each of the following conditions, unless otherwise waived:

        5.1 Representations and Warranties Correct. The representations and warranties made by the Purchaser(s) in SECTION 3 of this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

        5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

        5.3 No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

        5.4 No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock (except as otherwise provided in this Agreement).


                                    SECTION 6
                                  MISCELLANEOUS

        6.1 Governing Law. This Agreement and all acts and transactions pursuant to this Agreement and the rights and obligations of the parties to this Agreement shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

        6.2 Survival. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of Connetics and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

        6.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns.

        6.4 Entire Agreement; Amendment. This Agreement, the Registration Rights Agreement and the other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement and the Registration Agreement, and supersede all prior agreements and understandings among the parties relating to the subject matter. Neither this Agreement nor any term of this Agreement may be amended, waived, discharged or terminated other than by a written instrument signed by the party against which enforcement of any such amendment, waiver, discharge or termination is sought.

        6.5 Notices and Dates. Unless otherwise provided in this Agreement, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page to this Agreement or as subsequently modified by written notice. If any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

        6.6    Brokers.

        (a) Except as disclosed to the Purchasers, Connetics has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Connetics agrees to indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing to any party acting on behalf of Connetics hereunder.

        (b) No Purchaser has engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Purchaser hereby agrees to indemnify and hold harmless Connetics from and against all fees, commissions or other payments owing to any party acting on behalf of such Purchaser hereunder.

        6.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        6.8 Costs and Expenses. Irrespective of whether the Closing is effected, Connetics shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

        6.9 No Third Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

        6.10 Captions and Headings. The captions and headings used in this Agreement are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        6.11 Counterparts. This Agreement may be executed in multiple counterparts with one or more Holders, and each signed Agreement shall be deemed an original, but all of which together shall constitute one and the same instrument.


        IN WITNESS WHEREOF, the parties to this Agreement have executed or caused their respective authorized officers to execute this Agreement as of the first date written above.



Connetics Corporation

By: /s/ T.G. Wiggans
   -------------------------------------
   Thomas G. Wiggans
   President and Chief Executive Officer

3400 West Bayshore Road
Palo Alto, California 94303
Facsimile:  (650) 843-2899


"PURCHASERS"

Alexander E. Barkas

By:    /s/ Alexander E. Barkas
   ----------------------------------------
Name:  Alexander E. Barkas

Asset Management Holding Co.

By:    /s/ Harvard Wohl
   ----------------------------------------
Name:  Havard Wohl
Title:  Chief Investment Officer

BayStar Capital LP

By:    /s/ Steven Lamar
   ----------------------------------------
Name:  Steven Lamar
Title: General Partner

BayStar International Ltd.

By:    /s/ Steven Lamar
   ----------------------------------------
Name:  Steven Lamar
Title: Vice President

Commonfund

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: President, Dorset Mgmt. Corp.
       Investment Advisor to the Common Fund

Elliott Associates, L.P.

By:    /s/ Paul Singer
   ----------------------------------------
Name:  Paul Singer
Title: General Partner

Essex Global High Technology Fund - II (USA) a series of Essex qualified purchaser funds LLC

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex Global Life Sciences Fund II, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex Global Life Sciences Fund is a separate series of Essex Specialty Pooled Funds, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex High Technology (Bermuda) Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex High Technology Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex High Technology Offshore II Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

First Florida Capital Corp.

By:    /s/ John B. Monsky
   ----------------------------------------
Name:  John B. Monsky
Title: President

Forstmann International Fund Ltd.

By:    /s/ Anuren J. Kumar
   ----------------------------------------
Name:  Anuren J. Kumar
Title: Chief Financial Officer

Forstmann Partners, L.P.

By:    /s/ Anuren J. Kumar
   ----------------------------------------
Name:  Anuren J. Kumar
Title: Chief Financial Officer

Harpel Family Partnership, L.P.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

Harpel International Ltd.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

Harpel Partners, L.P.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

Harpel Select Growth, L.P.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

JALAA Equities, LP

By:    /s/ Jason Aryeh
   ----------------------------------------
Name:  Jason Aryeh
Title: General Partner

Knott Partners, L.P.

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: General Partner

Matterhorn Offshore Fund Ltd.

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: President , Dorset Mgt. Corp.
       Investment Advisor to Matterhorn

Oscar Opportunistic Fund LLC

By:    /s/ Anthony Scaramucci
   ----------------------------------------
Name:  Anthony Scaramucci
Title: President, Oscar Capital Mgmt LLC,
       Managing Member of Oscar Opportunistic Fund LLP


Oscar Opportunistic Offshore Fund Limited

By:    /s/ Anthony Scaramucci
   ----------------------------------------
Name:  Anthony Scaramucci
Title: Director

Permal Media & Communications Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Trinkaus & Burkhardt Int'l

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: President, Dorset Mgmt. Corp.
       Investment Advisor to Trinkaus

Westgate International, L.P.

By:    /s/ Paul Singer
   ----------------------------------------
Name:  Paul Singer
Title: President

                                    EXHIBIT A
                               LIST OF PURCHASERS


Name                                                               Number of Shares
----                                                               ----------------
Alexander E. Barkas and                                                  100,000
Lynda J. Wijcik,
Tenants in Common

Asset Management Holding Co.                                              13,000

Bay Star Capital LP                                                      210,000

Bay Star International Ltd.                                               90,000

Commonfund                                                                53,700

Elliott Associates, L.P.                                                 100,000

Essex Global High Technology Fund - II                                    26,834
(USA) a series of Essex qualified purchaser
funds LLC

Essex Global Life Sciences Fund II,                                        6,837
Limited Partnership

Essex Global Life Sciences Fund is a                                      23,163
separate series of Essex Specialty
Pooled Funds, Limited Partnership

Essex High Technology (Bermuda) Fund,                                     60,218
Limited Partnership

Essex High Technology Fund, Limited                                       93,093
Partnership

Essex High Technology Offshore II Fund,                                   65,709
Limited Partnership

First Florida Capital Corp.                                               50,000

Forstmann International Fund Ltd.                                        103,000

Forstmann Partners, L.P.                                                  34,000

Harpel Family Partnership, L.P.                                           10,500

Harpel International Ltd.                                                  6,600

Harpel Partners, L.P.                                                     44,000

Harpel Select Growth, L.P.                                                18,900

JALAA Equities, LP                                                       200,000

Knott Partners, L.P.                                                     119,000

Matterhorn Offshore Fund Ltd.                                             22,400

Oscar Opportunistic Fund LLC                                             100,000

Oscar Opportunistic Offshore                                             100,000
Fund Limited

Permal Media & Communications Fund,                                      254,146
Limited Partnership

Trinkaus & Burkhardt Int'l                                                 4,900

Westgate International, L.P.                                             100,000


                                                                        EXHIBITS

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT
















                                                                        EXHIBITS

                                    EXHIBIT C

                              CONNETICS CORPORATION
                             COMPLIANCE CERTIFICATE


       The undersigned, Thomas G. Wiggans, hereby certifies as follows:

        1. He is the duly elected President and Chief Executive Officer of Connetics Corporation, a Delaware corporation ("Connetics").

        2. The representations and warranties of Connetics set forth in Section 2 of the Common Stock Purchase Agreement (the "Agreement") dated June 20, 2000 are true and correct in all material respects as though made on and as of the date of this Certificate.

        3. Connetics has performed and complied with all covenants, agreements, obligations and conditions contained in the Agreement to be performed by Connetics on or prior to the Closing Date.

        The undersigned has executed this Certificate this 20th day of June, 2000.



                                           /s/ T.G. Wiggans
                                           -------------------------------------
                                           Thomas G. Wiggans,
                                           President and Chief Executive Officer



                                                                        EXHIBITS